Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies
Commitments and Contingencies

7. Commitments and Contingencies

Leases

          The Company leases its office facilities in San Mateo, California, Portland, Oregon, Dublin, Ireland and Sydney, Australia under operating lease agreements expiring in 2016. Under terms of the leases, the Company is responsible for certain insurance, property taxes, and maintenance expenses. Rent expense for non-cancellable operating leases with scheduled rent increases is recognized on a straight line basis over the terms of the leases. The difference between required lease payments and rent expense has been recorded as deferred rent. Deferred rent as of December 31, 2011, 2012 and June 30, 2013 (unaudited), of $176,000, $148,000 and $1,370,000, respectively, are all long-term.

          Rent expense under these operating leases was $346,000, $798,000, $1,488,000, $585,000 and $1,282,000 for the years ended December 31, 2010, 2011, 2012 and the six months ended June 30, 2012 (unaudited) and 2013 (unaudited), respectively.

          As of December 31, 2012, the Company had no capital leases. As of December 31, 2012, future minimum operating lease payments are as follows for the year ending December 31 (in thousands):

2013	$2,367
2014	2,765
2015	3,014
2016	2,072
2017 and beyond	—

Total	$10,218

          In addition, on April 15, 2013, the Company entered into a definitive lease agreement whereby the Company will lease approximately 10,406 square feet of office space in Portland, Oregon. The Company's contractual operating lease obligation under this agreement is approximately $1.2 million, payable over the five-year term of the lease. (unaudited)

Contractual Commitments

          Contractual agreements with third parties consist of co-location hosting services, software licenses, maintenance and support for our operations. As of December 31, 2012, future payments for non-cancellable contractual agreements are $2.7 million, $616,000 and $113,000 in 2013, 2014 and 2015, respectively.

Legal Proceedings

          From time to time, the Company may be involved in various legal proceedings arising from the normal course of business activities. The Company is not currently a party to any legal proceedings that would have a material adverse effect on the business.

          On May 17, 2013, iHance, Inc. filed a complaint against the Company in the United States District Court for the Northern District of California, alleging that a salesperson email tracking feature in the Marketo Sales Insight application infringed upon certain of iHance's patents. On July 29, 2013, the Company filed an answer to the complaint, denying iHance's infringement allegations and asserting a counterclaim for a declaratory judgment of noninfringement and invalidity. On August 9, 2013, the Company filed an amended answer with respect to the counterclaim. The Company is continuing to evaluate iHance's claims and intends to vigorously defend this matter. Based on the information currently available to it, the Company does not believe any loss from this litigation is probable or estimable. (unaudited)